EXHIBIT 99.1

                             COMPUTATION MATERIALS

                                     CENTEX
                                  HOME EQUITY

                    $520,000,000 CERTIFICATES (APPROXIMATE)
                      CENTEX HOME EQUITY LOAN TRUST 2001-C

            CENTEX HOME EQUITY COMPANY, LLC (ORIGINATOR & SERVICER)
                         CHEC FUNDING, LLC (DEPOSITOR)


Neither the Sponsor nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

       $520,000,000 (approximate) Asset Backed Certificates Series 2001-C

----------------------------------------------------------------------------------------------------------------------
                                                     To Maturity
----------------------------------------------------------------------------------------------------------------------
                                                           Est.   Est.       Expected   Stated         Expected
              Approx.                             Tsy.    WAL     Prin.        Final     Final          Ratings
 Class      Size (1)(2)     Group      Type       BMark   (yrs)    Window    Maturity  Maturity   (S&P/Moody's/Fitch)
                                                                    (mos)
--------- ---------------- -------- ------------ -------- ------- --------- ---------- ---------- --------------------
A-1         $116,000,000      I      Fxd - Seq    EDSF     0.90     1-19      5/2003    7/2019        AAA/Aaa/AAA
A-2          $46,600,000      I      Fxd - Seq    Swaps    2.01     19-28     2/2004    3/2025        AAA/Aaa/AAA
A-3          $46,400,000      I      Fxd - Seq    Swaps    3.01     28-49    11/2005    3/2029        AAA/Aaa/AAA
A-4          $22,500,000      I      Fxd - Seq    Swaps    5.03     49-74    12/2007    2/2030        AAA/Aaa/AAA
A-5          $22,100,000      I      Fxd - Seq    Swaps    7.80    74-110    12/2010    10/2032       AAA/Aaa/AAA
A-6          $30,500,000      I      Fxd - NAS    Swaps    6.41    41-108    10/2010    10/2032       AAA/Aaa/AAA
A-7         $163,100,000     II      Flt - PT      1mL     2.85     1-110    12/2010    10/2032       AAA/Aaa/AAA
M-1          $31,200,000   I & II   Fxd - Mezz    Swaps    6.07    38-121    11/2011    10/2032        AA/Aa2/AA
M-2          $24,700,000   I & II   Fxd - Mezz    Swaps    6.33    37-132    10/2012    10/2032         A/A2/A
B            $16,900,000   I & II    Fxd - Sub    Swaps    6.59    37-141     7/2013    10/2032      BBB/Baa2/BBB
--------- ---------------- -------- ------------ -------- ------- --------- ---------- ---------- --------------------

----------------------------------------------------------------------------------------------------------------------
                                             To 20% Optional Termination
----------------------------------------------------------------------------------------------------------------------
                                                           Est.   Est.      Expected    Stated         Expected
              Approx.                             Tsy.    WAL     Prin.       Final      Final          Ratings
 Class      Size (1)(2)     Group      Type       Bmark   (yrs)    Window   Maturity   Maturity   (S&P/Moody's/Fitch)
                                                                    (mos)
--------- ---------------- -------- ------------ -------- ------- --------- ---------- ---------- --------------------
A-4          $22,500,000      I      Fxd - Seq    Swaps   5.00      49-69    7/2007     2/2030        AAA/Aaa/AAA
A-5          $22,100,000      I      Fxd - Seq    Swaps   5.79      69-69    7/2007     10/2032       AAA/Aaa/AAA
A-6          $30,500,000      I      Fxd - NAS    Swaps   5.48      41-69    7/2007     10/2032       AAA/Aaa/AAA
A-7         $163,100,000     II      Flt - PT      1mL    2.63      1-69     7/2007     10/2032       AAA/Aaa/AAA
M-1          $31,200,000   I & II   Fxd - Mezz    Swaps   4.74      38-69    7/2007     10/2032        AA/Aa2/AA
M-2          $24,700,000   I & II   Fxd - Mezz    Swaps   4.73      37-69    7/2007     10/2032         A/A2/A
B            $16,900,000   I & II    Fxd - Sub    Swaps   4.73      37-69    7/2007     10/2032      BBB/Baa2/BBB
--------- ---------------- -------- ------------ -------- ------- --------- ---------- ---------- --------------------

---------------------------------------------------------------------------------------------------------------------
                                                   Pricing Speed
----------------------- ---------------------------------------------------------------------------------------------

Group I                 115% PPC

                        100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Group II                28% CPR
----------------------- ---------------------------------------------------------------------------------------------

(1)      Bond sizes are subject to a variance of + / - 5%
(2)      Bond sizes are subject to final rating agency approval

Neither the Sponsor nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

                          PRELIMINARY SUMMARY OF TERMS

TRANSACTION:                           Centex Home Equity Loan Trust 2001-C
                                       Asset-Backed Certificates, Series 2001-C

CERTIFICATES OFFERED:                  $356,900,000 Fixed Rate Certificates
                                       $163,100,000 Floating Rate Certificates
                                       (both subject to a variance of 5%)

DEPOSITOR:                             CHEC Funding, LLC

ORIGINATOR AND  SERVICER:              Centex Home Equity Company, LLC

SELLERS: Centex Home Equity Company, LLC Harwood Street Funding II, LLC CHEC Conduit Funding, LLC

TRUSTEE/CUSTODIAN:                     Bank One, National Association

CERTIFICATE RATINGS:                   Standard & Poors Ratings Service,
                                       Moody's Investor Services, Inc. and
                                       Fitch, Inc.

UNDERWRITERS:                          Salomon Smith Barney (lead manager)
                                       Banc of America Securities LLC
                                       (co-manager)
                                       Credit Suisse First Boston (co-manager)
                                       Lehman Brothers (co-manager)

EXPECTED PRICING DATE:                 October 4, 2001

EXPECTED SETTLEMENT DATE:              October 11, 2001

DISTRIBUTION DATE:                     25th of each month, or the next
                                       succeeding Business Day
                                       (First Payment Date:  November 26, 2001)

CUT-OFF DATE:                          October 1, 2001

STATISTICAL CALCULATION DATE:          September 1, 2001

DELAY DAYS:                            24 days on Class A-1 through A-6, Class
                                       M-1, Class M-2 and Class B Certificates
                                       0 days on Class A-7 Certificates

DAY COUNT:                             30/360 on Class A-1 through A-6, Class
                                       M-1, Class M-2, and Class B Certificates
                                       Actual/360 on Class A-7 Certificates
-------------------------------------- -----------------------------------------

-------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS

ACCRUED INTEREST:                      Class A-1 through A-6,  Class M-1, Class
                                       M-2 and Class B Certificates settle with accrued interest from October 1, 2001
                                       Class A-7 Certificates settle flat (no
                                       accrued interest)

INTEREST ACCRUAL PERIOD:               With respect to the Class A-1 through
                                       A-6, Class M-1, Class M-2 and Class B
                                       Certificates, interest accrues during the month preceding the current Distribution
                                       Date

                                       With respect to the Class A-7
                                       Certificates, interest accrues from the
                                       last Distribution Date through the day
                                       preceding the current Distribution Date

CLEARING:                              DTC, Euroclear or Cedel

SMMEA ELIGIBILITY:                     Class A-1 through A-7,  Class M-1, Class
                                       M-2 and Class B Certificates will not be SMMEA eligible

ERISA ELIGIBILITY:                     All Certificates are expected to be ERISA
                                       eligible

TAX STATUS:                            REMIC for Federal income tax purposes

CERTIFICATE RATINGS:                   The Certificates are expected to receive
                                       the following ratings from Standard &
                                       Poor's Ratings Services, Moody's
                                       Investors Service, Inc. and Fitch, Inc

                                       CLASS     S&P      MOODY'S      FITCH

                                       A-1       AAA      Aaa          AAA
                                       A-2       AAA      Aaa          AAA
                                       A-3       AAA      Aaa          AAA
                                       A-4       AAA      Aaa          AAA
                                       A-5       AAA      Aaa          AAA
                                       A-6       AAA      Aaa          AAA
                                       A-7       AAA      Aaa          AAA
                                       M-1       AA       Aa2          AA
                                       M-2        A        A2           A
                                        B        BBB      Baa2         BBB


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

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                          PRELIMINARY SUMMARY OF TERMS

OPTIONAL TERMINATION:                  The entire transaction is eligible for
                                       call when the combined outstanding
                                       principal balance of the Group I and
                                       Group II mortgage loans reaches 20% of
                                       the Cut-Off Date principal balance of
                                       such loans.

     - AUCTION SALE:                   If the Optional Termination is not
                                       exercised on the first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the home equity loans and other assets of the trust. The amounts received from the Auction Sale must be sufficient to pay the outstanding Certificate principal balance, accrued and unpaid interest thereon, unreimbursed servicing advances and delinquency advances, any delinquency advances the Servicer has failed to remit and other amounts as described in the prospectus supplement, other than LIBOR carryover.

     - STEP-UP COUPON:                 If the Optional Termination is not
                                       exercised, the certificate rate on the
                                       Class A-5 Certificates and the
                                       Subordinate Certificates will increase by
                                       0.50% and the margin on the Floating Rate
                                       Certificates will double.

     - "FULL TURBO":                   In addition, beginning on the third
                                       Distribution Date after the Optional
                                       Termination could have been exercised,
                                       amounts that otherwise would have been
                                       paid to the residual will be applied as
                                       principal to pay the Certificates in the following order of priority: (1) on a pro rata basis, according to outstanding principal balance, amongst the Group I and Group II Certificates until each group of certificates is reduced to zero,
                                       (a) to the Class A-6 Certificates, their pro rata portion of allocable Group I principal in accordance with the Class
                                       A-6 Lockout Percentage until the class's principal balance is reduced to zero and
                                       (b) sequentially to the Class A-1, Class
                                       A-2, Class A-3, Class A-4, Class A-5 and
                                       Class A-6 Certificates, in that order,
                                       until each class principal balance is
                                       reduced to zero, (2) sequentially to the Subordinate Certificates until each class principal balance is reduced to zero.

CREDIT ENHANCEMENT:                    o   Excess Interest

                                       o   Initially, the overcollateralization
                                           amount will equal zero and will build
                                           to 1.60% of the original collateral
                                           balance beginning on the sixth
                                           Distribution Date via the application
                                           of excess interest; the
                                           overcollateralization level may
                                           stepdown over time(3)

                                       o   Subordination of the Class M-1, M-2
                                           and B Certificates

                                       o   Cross-collateralization: excess
                                           interest from one loan group will be
                                           available to fund interest
                                           shortfalls, cover losses and build
                                           overcollateralization for the benefit
                                           of the other loan group
--------------------------------------------------------------------------------

(3) The level of overcollateralization is subject to final rating agency approval.

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

CREDIT ENHANCEMENT PERCENTAGES:        Target Percentages   Stepdown Percentages
                                       Tranche     Percent   Tranche     Percent
                                       Senior      15.60%    Senior      31.20%
                                       Class M-1    9.60%    Class M-1   19.20%
                                       Class M-2    4.85%    Class M-2    9.70%
                                       Class B      1.60%    Class B      3.20%

                                       On any Distribution Date, the Senior
                                       Enhancement Percentage will equal (i) the sum of (a) the principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount, divided by
                                       (ii) the outstanding collateral balance.

SENIOR CERTIFICATES:                   Class A-1 through Class A-7 Certificates

GROUP I CERTIFICATES:                  Class A-1 through Class A-6 Certificates
                                       (backed primarily by the fixed rate
                                       loans)

GROUP II CERTIFICATES:                 Class A-7 Certificates (backed primarily
                                       by the adjustable rate loans)

SUBORDINATE CERTIFICATES:              Class M-1, Class M-2 and Class B
                                       Certificates

FIXED RATE CERTIFICATES:               Class A-1 through Class A-6, Class M-1,
                                       Class M-2 and Class B Certificates

FLOATING RATE CERTIFICATES:            Class A-7 Certificates

DUE PERIOD:                            The calendar month preceding the calendar
                                       month in which the related Distribution
                                       Date occurs.

PRINCIPAL DISTRIBUTION AMOUNT:         On any Distribution Date, the lesser of
                                       (i) aggregate outstanding certificate
                                       principal balance and (ii) aggregate
                                       principal collections on the loans minus
                                       any excess OC amount plus the
                                       Subordination Increase Amount.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS

SENIOR PRINCIPAL DISTRIBUTION AMOUNT:  Prior to the Stepdown Date or while a
                                       Delinquency Trigger Event is in effect,
                                       the Senior Principal Distribution Amount will equal 100% of the Principal Distribution Amount.

                                       On or after the Stepdown Date assuming
                                       the Delinquency Trigger Event is not in
                                       effect, the Senior Principal Distribution
                                       Amount will equal the lesser of (i) the
                                       Principal Distribution Amount and (ii)
                                       the excess of the outstanding balance of the Senior Certificates over the lesser of (a) approximately 68.8% times the outstanding collateral balance and (b) the outstanding collateral balance minus the OC Floor amount.

                                       The remaining principal amount, if any,
                                       will be allocated to the Subordinate
                                       Certificates to maintain their respective
                                       Stepdown Percentages.

GROUP II PRINCIPAL DISTRIBUTION        On any Distribution Date, the Group II
AMOUNT:                                Certificates will receive the greater of
                                       (i) the Floating Allocation Percentage of the Senior Principal Distribution Amount, and (ii) the Group II Parity Amount, such amount being the "Group II Principal
                                       Distribution Amount".

                                       The FLOATING ALLOCATION PERCENTAGE is
                                       equal to the product of (i) the Senior
                                       Principal Distribution Amount and (ii) a fraction equal to the outstanding balance of the adjustable rate loans over the aggregate outstanding collateral balance.

                                       The GROUP II PARITY AMOUNT equals the
                                       greater of (i) zero, and (ii) the
                                       difference between (a) the principal
                                       balance of the Group II Certificates as
                                       of the preceding Distribution Date and
                                       (b) the adjustable rate collateral
                                       balance at the end of the related Due
                                       Period.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS

GROUP I PRINCIPAL DISTRIBUTION         On any Distribution Date, the Group I
AMOUNT:                                Certificates will receive the excess of
                                       (i) the Senior Principal Distribution
                                       Amount over (ii) the Group II Principal
                                       Distribution Amount.

                                       The Group I Certificates will be paid in the following order of priority: (i) first, the Class A-6 Certificates will receive the Class A-6 Principal Distribution Amount, and (ii) then, the Class A-1 through Class A-6 Certificates will receive principal, sequentially.

                                       The Class A-6 Principal Distribution
                                       Amount is equal to the Class A-6 Lockout
                                       Percentage multiplied by the Class A-6
                                       pro-rata allocation of the Group I
                                       Principal Distribution Amount. The Class
                                       A-6 Lockout Percentage is equal to the
                                       following:

                                       DISTRIBUTION DATES    CLASS A-6 LOCKOUT
                                                             PERCENTAGE
                                          1 - 36                      0%
                                         37 - 60                     45%
                                         61 - 72                     80%
                                         73 - 84                    100%
                                        85 and thereafter           300%

FIXED RATE INTEREST RATE CAP:          The Class A-5, M-1, M-2 and B
                                       Certificates will be subject to a net WAC cap equal to the lesser of (a) the weighted average loan rate of the fixed rate loans or (b) the weighted average loan rate of the aggregate loans, in each case, less the servicing fee and trustee fee.

AVAILABLE FUNDS CAP:                   The Class A-7 certificate rate adjusts
                                       monthly and is equal to the lesser of (a) one month LIBOR + the applicable margin
                                       (the Formula Rate) and (b) the Available
                                       Funds Cap. The Available Funds Cap will
                                       equal the product of (i) the weighted
                                       average loan rate of the adjustable rate loans less the servicing fee and trustee fee and (ii) 30 divided by the number of days in the related Due Period.

CLASS INTEREST CARRYOVER SHORTFALL:    As to any class of Certificates and any
                                       Distribution Date, an amount equal to the sum of (1) the excess of the related class monthly interest amount (the amount to which the class is entitled in the absence of any shortfall) for the preceding Distribution Date and any outstanding Class Interest Carryover
                                       Shortfall with respect to that class on
                                       the preceding Distribution Dates, over
                                       the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution
                                       Dates plus (2) one month's interest on
                                       the excess, to the extent permitted by
                                       law, at the related certificate rate.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS

NET RATE CAP CARRYOVER:                As to any Distribution Date and the Class
                                       A-5, Class M-1, Class M-2 and Class B
                                       Certificates, the sum of (a) the excess, if any, of the related class monthly interest amount, calculated at the applicable certificate rate without regard to the Fixed Rate Interest Rate
                                       Cap, over the class monthly interest
                                       amount for the applicable Distribution
                                       Date, (b) any Net Rate Cap Carryover
                                       remaining unpaid from prior Distribution
                                       Dates and (c) 30 days' interest on the
                                       amount in clause (b) calculated at the
                                       applicable certificate rate without
                                       regard to the Fixed Rate Interest Rate
                                       Cap.

SUBORDINATION INCREASE AMOUNT:         The lesser of (i) the target
                                       overcollateralization amount minus the
                                       actual overcollateralization amount and
                                       (ii) excess interest that can be applied to repay the outstanding Certificate principal balance.

OC FLOOR:                              0.50% of the Cut-Off Date collateral
                                       balance

STEPDOWN DATE:                         The 37th Distribution Date

OC SPREAD HOLIDAY:                     The overcollateralization amount will
                                       equal zero at closing through and
                                       including the fifth Distribution Date.
                                       During the five month OC Spread Holiday, excess interest will be subordinated to cover losses, but otherwise will not be applied to repay the outstanding
                                       Certificate principal balance and will
                                       instead flow to the holder of the
                                       residual interest.

--------------------------------------------------------------------------------

(3) The level of overcollateralization is subject to final rating agency approval.

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS

DELINQUENCY ADVANCES:                  The Servicer will advance unpaid interest
                                       to the trust out of its own funds or out of collections on the home equity loans that are not required to be distributed on the related Distribution Date, as long as it deems the amount to be recoverable.

SERVICING ADVANCES:                    The Servicer will pay all out of pocket
                                       costs related to its obligations,
                                       including, but not limited to: (a)
                                       expenses in connection with foreclosed
                                       home prior to the liquidation of that
                                       loan, (b) the costs of any judicial
                                       proceedings, including foreclosures and
                                       (c) the cost of managing and liquidating property acquired in relation to the loans, as long as it deems the costs to be recoverable.

COMPENSATING INTEREST:                 The Servicer will be required to remit
                                       any interest shortfalls due to the
                                       receipt of less than thirty days of
                                       accrued interest with a full prepayment
                                       and has rights to reimbursement from all Home Equity Loans of the related Home
                                       Equity Loan group to the extent funds are available after making other required distributions on the related Distribution
                                       Date.

DELINQUENCY TRIGGER EVENT:             Occurs if the three-month rolling average
                                       of all loans that are 60+ days delinquent exceeds 50% of the Senior Enhancement
                                       Percentage. 60+ delinquent loans includes the sum of all loans that are (i) 60+ days delinquent, (ii) in foreclosure,
                                       (iii) in REO and (iv) in bankruptcy and
                                       are 60+ days delinquent.

                                       If the delinquency trigger is violated,
                                       the required overcollateralization amount will not be allowed to step down. Upon curing the delinquency trigger, the required overcollateralization will be allowed to step down.

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

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS

DISTRIBUTIONS:                         A.  Funds received with respect to Home
                                           Equity Loan Group I will be applied
                                           as follows:

                                       1.  To the Trustee, the Trustee Fee for
                                           the related Group and Distribution
                                           Date;

                                       2.  To the Group I Certificates, pro rata
                                           without priority, to pay accrued
                                           interest and any Class Interest
                                           Carryover Shortfalls for such
                                           Distribution Date;

                                       3.  The remaining amounts pursuant to
                                           clause C. below.

                                       B.  Funds received with respect to Home
                                           Equity Loan Group II will be applied
                                           as follows:

                                       1.  To the Trustee, the Trustee Fee for
                                           the related Group and Distribution
                                           Date;

                                       2.  To the Group II Certificates, pro
                                           rata, to pay accrued interest and
                                           Class Interest Carryover Shortfalls
                                           for such Distribution Date;

                                       3.  The remaining amounts pursuant to
                                           clause C. below.

                                       C.  The remaining amounts not applied
                                           pursuant to A. or B. above will be
                                           applied as follows:

                                       1.  Concurrently, to the Senior
                                           Certificates in both certificate
                                           groups, interest to the extent not
                                           paid pursuant to clauses A. and B.
                                           above on the applicable Distribution
                                           Date.

                                       2.  Sequentially, to the Class M-1, Class
                                           M-2 and Class B Certificates, in that
                                           order, accrued interest for the
                                           applicable Distribution Date.

                                       3.  To the Senior Certificates, the
                                           Senior Principal Distribution Amount
                                           for the applicable Distribution Date,
                                           excluding any Subordination Increase
                                           Amount included in that amount,
                                           concurrently as follows:

                                           (i)  To the Group I Certificates, the
                                                Group I Principal Distribution
                                                Amount in the following order of
                                                priority:

                                                (a) to the Class A-6
                                                    Certificates, an amount
                                                    equal to the Class A-6
                                                    Principal Distribution
                                                    Amount; and

                                                (b) sequentially, to the Class
                                                    A-1, Class A-2, Class A-3,
                                                    Class A-4, Class A-5, and
                                                    Class A-6 Certificates, in
                                                    that order, until the
                                                    respective Class Principal
                                                    Balances of such
                                                    Certificates have been
                                                    reduced to zero.

                                           (ii) To the Group II Certificates,
                                                the Group II Principal
                                                Distribution Amount until the
                                                principal balance of such
                                                Certificates has been reduced to
                                                zero.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS

DISTRIBUTIONS (CONTINUED):             5.  To the Class M-1 Certificates, the
                                           Class M-1 Principal Distribution
                                           Amount for the applicable
                                           Distribution Date, excluding any
                                           Subordination Increase Amount
                                           included in that amount.

                                       6.  To the Class M-2 Certificates, the
                                           Class M-2 Principal Distribution
                                           Amount for the applicable
                                           Distribution Date, excluding any
                                           Subordination Increase Amount
                                           included in that amount.

                                       7.  To the Class B Certificates, the
                                           Class B Principal Distribution Amount
                                           for the applicable Distribution Date,
                                           excluding any Subordination Increase
                                           Amount included in that amount.

                                       8.  To the Certificates, the
                                           Subordination Increase Amount for the
                                           applicable Distribution Date,
                                           allocated in the manner and order of
                                           priority set forth in clauses 3, 4, 5
                                           and 6 of clause C, above.

                                       9.  To the Class M-1 Certificates, (i)
                                           any Class Interest Carryover
                                           Shortfall and then (ii) any Class
                                           Principal Carryover Shortfall.

                                       10. To the Class M-2 Certificates, (i)
                                           any Class Interest Carryover
                                           Shortfall and then (ii) any Class
                                           Principal Carryover Shortfall.

                                       11. To the Class B Certificates, (i) any
                                           Class Interest Carryover Shortfall
                                           and then (ii) any Class Principal
                                           Carryover Shortfall.

                                       12. To the Interest Index Carryover Fund
                                           and the Net Rate Cap Carryover Fund
                                           for subsequent distribution in
                                           accordance with priorities 12 and 13.

                                       13. To the Class A-7 Certificates, a
                                           payment to the extent of any unpaid
                                           Class A-7 Interest Index Carryover
                                           from the Interest Index Carryover
                                           Fund.

                                       14. Sequentially, (a) to the Class A-5
                                           and (b) sequentially, to the Class
                                           M-1, Class M-2 and Class B
                                           Certificates, in that order, the
                                           related Net Rate Cap Carryover from
                                           the Net Rate Cap Carryover Fund.

                                       15. To the Trustee as reimbursement for
                                           all reimbursable expenses incurred in
                                           connection with its duties and
                                           obligations under the pooling and
                                           servicing agreement to the extent not
                                           paid pursuant to clauses A.1 and B.1
                                           above.

                                       16. To the Servicer to the extent of any
                                           unreimbursed Delinquency Advances,
                                           unreimbursed Servicing Advances and
                                           unreimbursed compensating interest.

                                       17. To the holder of the residual
                                           interest, any remaining amount.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS

CLASS M-1 PRINCIPAL DISTRIBUTION       (i) Prior to the Stepdown Date and on any
AMOUNT:                                Distribution Date thereafter on which the
                                       Delinquency Trigger is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal
                                       Distribution Amount if the Senior
                                       Certificates have been reduced to zero;
                                       (ii) following the Stepdown Date and to
                                       the extent the Delinquency Trigger is not in effect, the excess of (i) the sum of
                                       (a) the aggregate outstanding principal
                                       balance of the Senior Certificates after distribution of the Senior Principal
                                       Distribution Amount on the related
                                       Distribution Date and (b) the outstanding balance of the Class M-1 Certificates over (ii) the lesser of (a) approximately
                                       80.8% of the outstanding collateral
                                       balance on the last day of the related
                                       Due Period and (b) the outstanding
                                       collateral balance on the last day of the related Due Period minus the OC Floor.

CLASS M-2 PRINCIPAL DISTRIBUTION       (i) Prior to the Stepdown Date and on any
AMOUNT:                                Distribution Date thereafter on which the
                                       Delinquency Trigger is in effect, zero if any of the Senior and Class M-1
                                       Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior and Class M-1 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Delinquency Trigger is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior and Class M-1 Certificates after distribution of the Senior and Class M-1 Principal Distribution Amounts, respectively, on the related Distribution
                                       Date and (b) the outstanding balance of
                                       the Class M-2 Certificates over (ii) the lesser of (a) approximately 90.3% of the outstanding collateral balance on the last day of the related Due Period and
                                       (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

CLASS B PRINCIPAL DISTRIBUTION         (i) Prior to the Step down Date and on
AMOUNT:                                any Distribution Date thereafter on which
                                       the Delinquency Trigger is in effect,
                                       zero if any of the Senior, Class M-1 and
                                       Class M-2 Certificates remain
                                       outstanding; 100% of the Principal
                                       Distribution Amount if the Senior
                                       Certificates and Class M-1 and Class M-2
                                       Certificates have been reduced to zero;
                                       (ii) following the Stepdown Date and to
                                       the extent the Delinquency Trigger is not
                                       in effect, the excess of (i) the sum of
                                       (a) the aggregate outstanding principal
                                       balance of the Senior, Class M-1 and
                                       Class M-2 Certificates after distribution
                                       of the Senior, Class M-1 and Class M-2
                                       Principal Distribution Amounts,
                                       respectively, on the related Distribution
                                       Date and (b) the outstanding balance of
                                       the Class B Certificates and (ii) the
                                       lesser of (a) approximately 96.8% of the
                                       outstanding collateral balance on the
                                       last day of the related Due Period and
                                       (b) the outstanding collateral balance on
                                       the last day of the related Due Period
                                       minus the OC Floor.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS

CLASS PRINCIPAL CARRYOVER SHORTFALL:   As to any class of Subordinate
                                       Certificates and any Distribution Date,
                                       the excess, if any, of (1) the sum of (x) the amount of the reduction in the class principal balance of that class of Subordinate Certificates on the applicable Distribution Date and (y) the amount of any such reductions on prior
                                       Distribution Dates over (2) the amount
                                       distributed in respect of the Class
                                       Principal Carryover Shortfall to such
                                       class on prior Distribution Dates.

CLASS A-7 INTEREST INDEX CARRYOVER:    As to the Class A-7 Certificates and any
                                       Distribution Date, the sum of (1) the
                                       excess, if any, of the amount payable
                                       under the Formula Rate over the class
                                       monthly interest amount for the related
                                       Distribution Date, (2) any Class A-7
                                       Interest Index Carryover remaining unpaid from prior Distribution Dates and (3) 30 days interest on the amount in clause (2) calculated at the Formula Rate without regard to the Available Funds Cap.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     CLASS A-7 AVAILABLE FUNDS CAP SCHEDULE
--------------------------------------------------------------------------------


       ----------------------------------   ---------------------------------
           PERIOD         AVAILABLE            PERIOD         AVAILABLE
                          FUNDS CAP*                          FUNDS CAP*
       ----------------------------------   ---------------------------------
             1               6.29                31             12.77
             2               9.44                32             12.37
             3               9.13                33             12.78
             4               9.15                34             12.48
             5              10.18                35             12.73
             6               9.24                36             13.49
             7               9.58                37             13.32
             8               9.27                38             13.78
             9               9.58                39             13.33
             10              9.29                40             13.45
             11              9.33                41             15.16
             12              9.69                42             14.01
             13              9.41                43             14.76
             14              9.72                44             14.29
             15              9.41                45             14.77
             16              9.43                46             14.39
             17             10.49                47             14.59
             18              9.51                48             15.37
             19              9.87                49             15.11
             20              9.57                50             15.62
             21              9.89                51             15.12
             22              9.80                52             15.20
             23             10.25                53             17.03
             24             11.22                54             15.65
             25             11.39                55             16.40
             26             11.78                56             15.87
             27             11.40                57             16.40
             28             11.52                58             15.87
             29             12.57                59             15.87
             30             12.08                60             16.40
       ----------------------------------   ---------------------------------


*Assumes both 1 month LIBOR and 6 month LIBOR are 20.00%.

-------------------------------------------------------------------------------
                       SENSITIVITY ANALYSIS - TO MATURITY
-------------------------------------------------------------------------------

Group I % of PPC             50.0%       75.0%       100.0%       115.0%      150.0%      200.0%       250.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%

Class A-1
Avg. Life (yrs)               1.67        1.23        1.00         0.90        0.75        0.62         0.54
Mod. Dur. (yrs)               1.58        1.18        0.96         0.87        0.73        0.61         0.53
Window (mo)                   1-40        1-28        1-22         1-19        1-15        1-12         1-10
Expected Final Mat.          Feb-05      Feb-04      Aug-03       May-03      Jan-03      Oct-02       Aug-02
Yield at 99.9991             3.447       3.396        3.350       3.325       3.272        3.207       3.150

Class A-2
Avg. Life (yrs)               4.29        2.95        2.28         2.01        1.59        1.23         1.01
Mod. Dur. (yrs)               3.86        2.73        2.14         1.90        1.51        1.18         0.98
Window (mo)                  40- 63      28- 43      22- 32       19- 28      15- 22       12-17       10-14
Expected Final Mat.          Jan-07      May-05      Jun-04       Feb-04      Aug-03      Mar-03       Dec-02
Yield at 99.9842             4.148       4.120        4.094       4.078       4.042        3.994       3.948

Class A-3
Avg. Life (yrs)               7.87        4.90        3.58         3.01        2.21        1.67         1.35
Mod. Dur. (yrs)               6.40        4.28        3.23         2.75        2.06        1.58         1.28
Window (mo)                  63-141      43- 83      32- 58       28- 49      22- 30      17- 23       14- 18
Expected Final Mat.          Jul-13      Sep-08      Aug-06       Nov-05      Apr-04      Sep-03       Apr-03
Yield at 99.993              4.678       4.655        4.632       4.615       4.578        4.533       4.488

Class A-4
Avg. Life (yrs)              13.39        9.26        6.14         5.03        2.78        2.08         1.64
Mod. Dur. (yrs)               9.26        7.08        5.08         4.29        2.52        1.92         1.54
Window (mo)                 141-175      83-127      58- 96       49- 74      30- 36      23- 26       18- 21
Expected Final Mat.          May-16      May-12      Oct-09       Dec-07      Oct-04      Dec-03       Jul-03
Yield at 99.9648             5.538       5.527        5.508       5.496       5.442        5.401       5.358

Class A-5
Avg. Life (yrs)              15.62       11.83        9.26         7.80        4.81        2.40         1.88
Mod. Dur. (yrs)               9.87        8.24        6.91         6.05        4.05        2.18         1.74
Window (mo)                 175-205     127-157      96-125       74-110      36- 87      26- 30       21- 24
Expected Final Mat.          Nov-18      Nov-14      Mar-12       Dec-10      Jan-09      Apr-04       Oct-03
Yield at 99.9632             6.156       6.181        6.187       6.175       6.099        5.959       5.916

--------------------------------------------------------------------------------
                 SENSITIVITY ANALYSIS - TO MATURITY (CONTINUED)
--------------------------------------------------------------------------------

Group I % of PPC             50.0%       75.0%       100.0%       115.0%      150.0%      200.0%       250.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%

Class A-6 (NAS)
Avg. Life (yrs)               7.91        7.15        6.61         6.41        5.93        2.98         2.23
Mod. Dur. (yrs)               6.15        5.70        5.37         5.25        4.94        2.68         2.05
Window (mo)                  37-203      37-155      37-123       41-108      52- 87      30- 51       24- 29
Expected Final Mat.          Sep-18      Sep-14      Jan-12       Oct-10      Jan-09      Jan-06       Mar-04
Yield at 99.9599             5.531       5.526        5.523       5.522       5.518        5.462       5.424

Class A-7
Avg. Life (yrs)               6.45        4.46        3.34         2.85        2.20        1.44         1.06
Window (mo)                  1-205       1-157        1-125       1-110        1-87        1-51         1-32
Expected Final Mat.          Nov-18      Nov-14      Mar-12       Dec-10      Jan-09      Jan-06       Jun-04

Class M-1
Avg. Life (yrs)              12.22        8.96        6.91         6.07        4.99        4.96         3.01
Mod. Dur. (yrs)               8.26        6.59        5.38         4.86        4.17        4.19         2.69
Window (mo)                  69-220      48-170      37-137       38-121      41- 96      51- 69       32- 40
Expected Final Mat.          Feb-20      Dec-15      Mar-13       Nov-11      Oct-09      Jul-07       Feb-05
Yield at 99.9634             5.918       5.929        5.928       5.926       5.915        5.999       5.881

Class M-2
Avg. Life (yrs)              12.66        9.29        7.23         6.33        5.09        4.90         3.69
Mod. Dur. (yrs)               8.10        6.53        5.41         4.88        4.13        4.05         3.20
Window (mo)                  69-233      48-179      37-148       37-132      38-105      40- 82       40- 49
Expected Final Mat.          Mar-21      Sep-16      Feb-14       Oct-12      Jul-10      Aug-08       Nov-05
Yield at 99.9900             6.530       6.540        6.541       6.538       6.527        6.587       6.565

Class B
Avg. Life (yrs)              13.00        9.48        7.49         6.59        5.21        4.09         4.58
Mod. Dur. (yrs)               8.10        6.54        5.48         4.97        4.15        3.43         3.83
Window (mo)                  69-243      48-187      37-157       37-141      37-113      38- 87       49- 61
Expected Final Mat.          Jan-22      May-17      Nov-14       Jul-13      Mar-11      Jan-09       Nov-06
Yield at 99.9638             6.731       6.741        6.748       6.748       6.735        6.707       6.844

--------------------------------------------------------------------------------
               SENSITIVITY ANALYSIS - TO 20% OPTIONAL TERMINATION
--------------------------------------------------------------------------------

Group I % of PPC             50.0%       75.0%       100.0%       115.0%      150.0%      200.0%       250.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%

Class A-4
Avg. Life (yrs)              12.47        8.53        5.96         5.00        2.78        2.08         1.64
Mod. Dur. (yrs)               8.83        6.66        4.96         4.27        2.52        1.92         1.54
Window (mo)                 141-150      83-105      58- 80       49- 69      30- 36      23- 26       18- 21
Expected Final Mat.          Apr-14      Jul-10      Jun-08       Jul-07      Oct-04      Dec-03       Jul-03
Yield at 99.9648             5.536       5.524        5.507       5.496       5.442        5.401       5.358

Class A-5
Avg. Life (yrs)              12.54        8.79        6.71         5.79        4.13        2.40         1.88
Mod. Dur. (yrs)               8.58        6.66        5.38         4.77        3.56        2.18         1.74
Window (mo)                 150-150     105-105      80- 80       69- 69      36- 52      26- 30       21- 24
Expected Final Mat.          Apr-14      Jul-10      Jun-08       Jul-07      Feb-06      Apr-04       Oct-03
Yield at 99.9632             6.084       6.072        6.059       6.050       6.024        5.959       5.916

Class A-6 (NAS)
Avg. Life (yrs)               7.83        6.93        6.03         5.48        4.37        2.86         2.22
Mod. Dur. (yrs)               6.11        5.57        5.00         4.62        3.80        2.59         2.04
Window (mo)                  37-150      37-105      37- 80       41- 69      52- 52      30- 37       24- 28
Expected Final Mat.          Apr-14      Jul-10      Jun-08       Jul-07      Feb-06      Nov-04       Feb-04
Yield at 99.9599             5.530       5.525        5.518       5.513       5.498        5.457       5.424

Class A-7
Avg. Life (yrs)               6.08        4.13        3.09         2.63        2.02        1.34         1.03
Window (mo)                  1-150       1-105        1-80         1-69        1-52        1-37         1-28
Expected Final Mat.          Apr-14      Jul-10      Jun-08       Jul-07      Feb-06      Nov-04       Feb-04

Class M-1
Avg. Life (yrs)              10.26        7.15        5.43         4.74        3.95        3.12         2.37
Mod. Dur. (yrs)               7.45        5.66        4.51         4.02        3.44        2.79         2.16
Window (mo)                  69-150      48-105      37- 80       38- 69      41- 52      37- 37       28- 28
Expected Final Mat.          Apr-14      Jul-10      Jun-08       Jul-07      Feb-06      Nov-04       Feb-04
Yield at 99.9634             5.864       5.849        5.833       5.824       5.809        5.785       5.749

--------------------------------------------------------------------------------
         SENSITIVITY ANALYSIS - TO 20% OPTIONAL TERMINATION (CONTINUED)
--------------------------------------------------------------------------------

Group I % of PPC             50.0%       75.0%       100.0%       115.0%      150.0%      200.0%       250.0%
Group II CPR                 12.0%       18.0%        24.0%       28.0%       36.0%        50.0%       60.0%

Class M-2
Avg. Life (yrs)              10.26        7.15        5.43         4.73        3.84        3.12         2.37
Mod. Dur. (yrs)               7.23        5.53        4.43         3.95        3.31        2.76         2.14
Window (mo)                  69-150      48-105      37- 80       37- 69      38- 52      37- 37       28- 28
Expected Final Mat.          Apr-14      Jul-10      Jun-08       Jul-07      Feb-06      Nov-04       Feb-04
Yield at 99.9900             6.469       6.451        6.433       6.421       6.400        6.375       6.332

Class B
Avg. Life (yrs)              10.26        7.15        5.43         4.73        3.78        3.12         2.37
Mod. Dur. (yrs)               7.16        5.49        4.41         3.92        3.25        2.75         2.14
Window (mo)                  69-150      48-105      37- 80       37- 69      37- 52      37- 37       28- 28
Expected Final Mat.          Apr-14      Jul-10      Jun-08       Jul-07      Feb-06      Nov-04       Feb-04
Yield at 99.9638             6.666       6.648        6.630       6.619       6.598        6.575       6.533

---------------------------------------------------------------------------------------------------------------------
                                             GROUP I COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
-------------------------------------------------------- ----------------------------- ------------------------------
                                                                   Collateral Summary         Ranges (if applicable)
-------------------------------------------------------- ----------------------------- ------------------------------
Total Number of Loans                                                           5,283
Total Outstanding Loan Balance                                        $356,662,273.02
Average Loan Principal Balance                                             $67,511.31       $1,779.00 to $717,280.96
WA Coupon                                                                     10.396%              5.390% to 21.990%
WA Original Term (mo.)                                                     300 Months               48 to 360 Months
WA Remaining Term (mo.)                                                    299 Months               27 to 360 Months
WA CLTV                                                                        76.04%               8.00% to 100.00%
WA Second Mortgage Ratio                                                       29.28%                3.61% to 88.89%
(for 2nd liens only)
WA FICO(1)                                                                        600                     400 to 800
Lien Position (first/second)                                             92.87%/7.13%
Level Pay / Balloons                                                    86.48%/13.52%
Property Type
       2/4 Family                                                               0.67%
       Condo                                                                    0.82%
       Manufactured                                                             1.03%
       Other                                                                    0.08%
       PUD                                                                      7.37%
       Single Family                                                           89.48%
       Townhouse                                                                0.55%
Occupancy Status
        Primary Home                                                           98.19%
        Second Home                                                             0.30%
        Investment                                                              1.50%
Geographic Distribution
other states account individually for less than                     TX:        17.82%
5% of pool balance                                                  CA:         6.21%
                                                                    FL:         5.36%
                                                                    PA:         5.35%
-------------------------------------------------------- --------------- ------------- -------------- ---------------

-------------------
(1)  Excludes 75 loans.

-----------------------------------------------------------------------------------------------------------------
                           GROUP I COLLATERAL SUMMARY
-----------------------------------------------------------------------------------------------------------------

Collateral statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
-----------------------------------------------------------------------------------------------------------------
                 STATISTICAL CALCULATION DATE PRINCIPAL BALANCES
-----------------------------------------------------------------------------------------------------------------
($)                              MORTGAGE         STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
                                   LOANS        DATE PRINCIPAL BALANCE ($)        DATE POOL PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------
1,779.00      -  5,000.00           46                  $160,701.63                          0.05
5,000.01      -  10,000.00          92                  736,341.89                           0.21
10,000.01     -  15,000.00          157                2,033,440.31                          0.57
15,000.01     -  20,000.00          204                3,659,743.22                          1.03
20,000.01     -  25,000.00          287                6,654,563.34                          1.87
25,000.01     -  30,000.00          381                10,598,438.13                         2.97
30,000.01     -  35,000.00          326                10,693,713.57                         3.00
35,000.01     -  40,000.00          344                12,987,509.43                         3.64
40,000.01     -  45,000.00          314                13,375,123.07                         3.75
45,000.01     -  50,000.00          332                15,880,446.32                         4.45
50,000.01     -  55,000.00          291                15,298,416.00                         4.29
55,000.01     -  60,000.00          309                17,841,609.28                         5.00
60,000.01     -  65,000.00          238                14,945,930.07                         4.19
65,000.01     -  70,000.00          199                13,425,104.19                         3.76
70,000.01     -  75,000.00          185                13,407,209.19                         3.76
75,000.01     -  80,000.00          180                13,989,281.73                         3.92
80,000.01     -  85,000.00          118                9,783,472.72                          2.74
85,000.01     -  90,000.00          146                12,782,680.30                         3.58
90,000.01     -  95,000.00          86                 7,973,353.76                          2.24
95,000.01     -  100,000.00         116                11,353,019.00                         3.18
100,000.01    -  105,000.00         97                 9,949,179.97                          2.79
105,000.01    -  110,000.00         80                 8,593,423.79                          2.41
110,000.01    -  115,000.00         58                 6,540,746.86                          1.83
115,000.01    -  120,000.00         64                 7,516,877.95                          2.11
120,000.01    -  125,000.00         56                 6,859,657.00                          1.92
125,000.01    -  130,000.00         56                 7,152,921.39                          2.01
130,000.01    -  135,000.00         47                 6,263,221.42                          1.76
135,000.01    -  140,000.00         38                 5,218,837.25                          1.46
140,000.01    -  145,000.00         37                 5,271,105.93                          1.48
145,000.01    -  150,000.00         32                 4,737,438.41                          1.33
150,000.01    -  200,000.00         194                33,163,916.57                         9.30
200,000.01    -  250,000.00         81                 17,999,446.29                         5.05
250,000.01    -  300,000.00         47                 12,937,623.50                         3.63
300,000.01    -  350,000.00         23                 7,371,437.28                          2.07
350,000.01    -  400,000.00          9                 3,322,736.89                          0.93
400,000.01    -  450,000.00          7                 2,940,368.35                          0.82
450,000.01    -  500,000.00          4                 1,981,256.06                          0.56
500,000.01    -  550,000.00          1                  544,700.00                           0.15
700,000.01    -  717,280.96          1                  717,280.96                           0.20
Total                              5,283              $356,662,273.02                       100.00
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             GROUP I COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     LOAN RATES
---------------------------------------------------------------------------------------------------------------------
(%)                       MORTGAGE           STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                            LOANS           DATE PRINCIPAL BALANCE ($)            DATE POOL PRINCIPAL BALANCE
-----------------     ---------------      ---------------------------           -----------------------------
5.390    -   5.500            1                    $224,250.00                               0.06
5.501    -   6.000           24                    3,432,224.20                              0.96
6.001    -   6.500           127                  21,420,707.73                              6.01
6.501    -   7.000           88                   12,698,910.55                              3.56
7.001    -   7.500           78                   10,349,093.43                              2.90
7.501    -   8.000           139                  14,437,609.83                              4.05
8.001    -   8.500           138                  12,851,184.12                              3.60
8.501    -   9.000           257                  23,922,663.84                              6.71
9.001    -   9.500           228                  20,225,534.77                              5.67
9.501    -   10.000          472                  37,140,457.05                              10.41
10.001   -   10.500          318                  23,312,464.77                              6.54
10.501   -   11.000          539                  37,450,579.70                              10.50
11.001   -   11.500          418                  24,717,902.29                              6.93
11.501   -   12.000          509                  30,205,353.37                              8.47
12.001   -   12.500          399                  20,896,541.28                              5.86
12.501   -   13.000          511                  26,026,252.19                              7.30
13.001   -   13.500          338                  13,233,167.85                              3.71
13.501   -   14.000          409                  15,457,998.02                              4.33
14.001   -   14.500          127                   4,622,872.94                              1.30
14.501   -   15.000          84                    3,084,331.23                              0.86
15.001   -   15.500           7                     294,781.72                               0.08
15.501   -   16.000          14                     246,247.62                               0.07
16.001   -   16.500           3                     35,506.62                                0.01
16.501   -   17.000           4                     21,856.73                                0.01
17.001   -   17.500           2                     13,949.39                                0.00
17.501   -   18.000          28                     208,266.60                               0.06
18.001   -   18.500           1                      9,010.09                                0.00
18.501   -   19.000          13                     83,049.14                                0.02
19.001   -   21.990           7                     39,505.95                                0.01
Total                       5,283                $356,662,273.02                            100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             GROUP I COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   LIEN POSITION
---------------------------------------------------------------------------------------------------------------------
                         MORTGAGE             STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                          LOANS             DATE PRINCIPAL BALANCE ($)             DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
1st Lien                  4,395                   $331,239,287.67                             92.87
2nd Lien                   888                     25,422,985.35                              7.13
Total                     5,283                   $356,662,273.02                            100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                          ORIGINAL TERM TO STATED MATURITY
---------------------------------------------------------------------------------------------------------------------
(MONTHS)                 MORTGAGE             STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                          LOANS             DATE PRINCIPAL BALANCE ($)             DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
48     -  60                99                      $934,228.56                               0.26
61     -  120              331                     8,914,690.44                               2.50
121    -  180             1,514                    85,035,025.37                              23.84
181    -  240              514                     27,268,049.83                              7.65
241    -  300               53                     3,699,919.76                               1.04
301    -  360             2,772                   230,810,359.06                              64.71
Total                     5,283                   $356,662,273.02                            100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                         REMAINING TERM TO STATED MATURITY
---------------------------------------------------------------------------------------------------------------------
(MONTHS)                 MORTGAGE             STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                          LOANS             DATE PRINCIPAL BALANCE ($)             DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
27     -  60                99                      $934,228.56                               0.26
61     -  120              331                     8,914,690.44                               2.50
121    -  180             1,514                    85,035,025.37                              23.84
181    -  240              514                     27,268,049.83                              7.65
241    -  300               53                     3,699,919.76                               1.04
301    -  360             2,772                   230,810,359.06                              64.71
Total                     5,283                   $356,662,273.02                            100.00
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                           GROUP I COLLATERAL SUMMARY
-----------------------------------------------------------------------------------------------------------------

Collateral statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                    SEASONING
-----------------------------------------------------------------------------------------------------------------
(MONTHS)             MORTGAGE             STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
                      LOANS             DATE PRINCIPAL BALANCE ($)             DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0       -  0          2,856                   $198,871,053.64                             55.76
1       -  1          1,439                    99,028,463.93                              27.77
2       -  2           710                     47,981,808.75                              13.45
3       -  3            67                     4,358,486.55                                1.22
4       -  6            42                     3,314,145.25                                0.93
7       -  9            9                       423,160.20                                 0.12
10      -  12           29                      221,657.17                                 0.06
13      -  15           30                      394,226.75                                 0.11
16      -  18           30                      321,057.70                                 0.09
19      -  21           21                      284,863.02                                 0.08
22      -  24           19                      321,922.24                                 0.09
25      -  27           18                      774,553.71                                 0.22
28      -  30           5                       281,939.91                                 0.08
31      -  33           3                        18,627.45                                 0.01
34      -  36           3                        15,097.74                                 0.00
40      -  41           2                        51,209.01                                 0.01
Total                 5,283                   $356,662,273.02                             100.00
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                            GROUP I COLLATERAL SUMMARY
-------------------------------------------------------------------------------------------------------------------

Collateral statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                      ORIGINAL COMBINED LOAN-TO-VALUE RATIO
-------------------------------------------------------------------------------------------------------------------
(%)                        MORTGAGE            STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
                            LOANS            DATE PRINCIPAL BALANCE ($)           DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
8.00     -   10.00            1                      $22,105.33                              0.01
10.01    -   15.00            8                      283,583.00                              0.08
15.01    -   20.00            17                     606,725.78                              0.17
20.01    -   25.00            30                     822,230.90                              0.23
25.01    -   30.00            34                    1,630,812.82                             0.46
30.01    -   35.00            48                    2,047,555.22                             0.57
35.01    -   40.00            54                    3,131,466.56                             0.88
40.01    -   45.00            91                    4,872,207.07                             1.37
45.01    -   50.00           123                    7,130,704.40                             2.00
50.01    -   55.00           142                    8,563,162.30                             2.40
55.01    -   60.00           221                    16,615,027.06                            4.66
60.01    -   65.00           330                    27,369,560.13                            7.67
65.01    -   70.00           380                    24,266,010.71                            6.80
70.01    -   75.00           579                    37,395,245.41                            10.48
75.01    -   80.00          1,269                   89,732,393.21                            25.16
80.01    -   85.00           710                    49,501,742.54                            13.88
85.01    -   90.00           740                    59,414,620.97                            16.66
90.01    -   95.00           237                    13,529,417.95                            3.79
95.01    -   100.00          269                    9,727,701.66                             2.73
Total                       5,283                  $356,662,273.02                          100.00
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                  OCCUPANCY TYPE
-------------------------------------------------------------------------------------------------------------------
                          MORTGAGE             STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
                            LOANS            DATE PRINCIPAL BALANCE ($)           DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Primary Home                5,136                  $350,224,284.70                           98.19
Second Home                  25                     1,083,611.55                             0.30
Investment                   122                    5,354,376.77                             1.50
Total                       5,283                  $356,662,273.02                          100.00
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                            GROUP I COLLATERAL SUMMARY
-------------------------------------------------------------------------------------------------------------------

Collateral statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                   PROPERTY TYPE
-------------------------------------------------------------------------------------------------------------------
                       MORTGAGE            STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                        LOANS            DATE PRINCIPAL BALANCE ($)             DATE POOL PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------
2/4 Family                42                    $2,374,472.50                              0.67
Condo                     47                    2,921,275.09                               0.82
Manufactured              68                    3,673,479.77                               1.03
Other                     6                      283,104.24                                0.08
PUD                      250                    26,300,393.54                              7.37
Single Family           4,841                  319,148,081.73                              89.48
Townhouse                 29                    1,961,466.15                               0.55
Total                   5,283                  $356,662,273.02                            100.00
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             GROUP I COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                       STATES
---------------------------------------------------------------------------------------------------------------------
                           MORTGAGE         STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
                             LOANS         DATE PRINCIPAL BALANCE ($)            DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Arizona                       85                 $5,461,720.69                               1.53
Arkansas                      100                 4,830,525.27                               1.35
California                    165                22,140,303.23                               6.21
Colorado                      142                16,872,511.87                               4.73
Connecticut                   55                  8,239,003.51                               2.31
Delaware                      18                  1,343,477.17                               0.38
District of Columbia           6                   389,951.88                                0.11
Florida                       258                19,121,112.66                               5.36
Georgia                       176                12,223,063.08                               3.43
Idaho                          8                   506,248.98                                0.14
Illinois                      35                  1,964,354.07                               0.55
Indiana                       108                 6,747,294.60                               1.89
Iowa                          47                  2,318,433.57                               0.65
Kansas                        116                 5,354,132.02                               1.50
Kentucky                      73                  4,941,934.46                               1.39
Louisiana                     224                13,504,424.10                               3.79
Maine                         36                  2,764,987.68                               0.78
Maryland                      36                  3,903,745.52                               1.09
Massachusetts                 55                  5,016,414.84                               1.41
Michigan                      202                13,651,965.38                               3.83
Minnesota                     43                  3,387,798.25                               0.95
Mississippi                   155                 8,353,155.70                               2.34
Missouri                      246                13,374,472.51                               3.75
Montana                        7                   314,444.02                                0.09
Nebraska                      45                  2,204,627.20                               0.62
Nevada                        18                  1,746,457.78                               0.49
New Hampshire                 20                  2,075,921.00                               0.58
New Jersey                    70                  5,077,221.79                               1.42
New Mexico                    46                  2,273,469.47                               0.64
New York                      110                 6,852,274.21                               1.92
North Carolina                165                10,721,750.72                               3.01
North Dakota                   2                   45,252.87                                 0.01
Ohio                          213                15,826,636.71                               4.44
Oklahoma                      147                 6,809,422.86                               1.91
       Continued...
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             GROUP I COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
---------------------------------------------------------------------------------------------------------------------
                                                       STATES
---------------------------------------------------------------------------------------------------------------------
                           MORTGAGE         STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
                             LOANS         DATE PRINCIPAL BALANCE ($)            DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Oregon                        28                 $1,877,347.75                               0.53
Pennsylvania                  290                19,096,205.59                               5.35
Rhode Island                   4                   316,263.68                                0.09
South Carolina                104                 7,307,426.89                               2.05
South Dakota                   6                   171,387.79                                0.05
Tennessee                     182                11,477,164.04                               3.22
Texas                        1,111               63,571,166.89                              17.82
Utah                          33                  2,329,572.60                               0.65
Vermont                        1                   99,696.00                                 0.03
Virginia                      71                  4,751,092.70                               1.33
Washington                    95                  7,808,492.67                               2.19
West Virginia                 21                  1,124,665.79                               0.32
Wisconsin                     98                  5,953,650.41                               1.67
Wyoming                        7                   419,630.55                                0.12
Total                        5,283              $356,662,273.02                             100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 DOCUMENTATION TYPE
---------------------------------------------------------------------------------------------------------------------
                           MORTGAGE       STATISTICAL CALCULATION DATE      % OF STATISTICAL CALCULATION DATE POOL
                             LOANS           PRINCIPAL BALANCE ($)                    PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Full/Alt                     4,757              $315,115,371.74                             88.35
Limited                       161                16,019,038.74                               4.49
Stated                        365                25,527,862.54                               7.16
Total                        5,283              $356,662,273.02                             100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    CREDIT GRADE
---------------------------------------------------------------------------------------------------------------------
                           MORTGAGE       STATISTICAL CALCULATION DATE      % OF STATISTICAL CALCULATION DATE POOL
                             LOANS           PRINCIPAL BALANCE ($)                    PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
A+                            527                $60,738,182.27                             17.03
A1                           1,351               104,165,061.94                             29.21
A2                           1,386               83,626,149.98                              23.45
B                             791                43,821,562.56                              12.29
C1                            812                41,153,411.76                              11.54
C2                            264                15,189,021.68                               4.26
D                             152                 7,968,882.83                               2.23
Total                        5,283              $356,662,273.02                             100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             GROUP I COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              PREPAYMENT PENALTY TERM
---------------------------------------------------------------------------------------------------------------------
(MONTHS)                MORTGAGE            STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
                          LOANS            DATE PRINCIPAL BALANCE ($)             DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0                         2,114                 $110,743,579.01                              31.05
12                         129                   11,124,246.47                               3.12
24                         52                     5,111,780.81                               1.43
30                         15                      820,968.62                                0.23
36                         295                   22,831,477.74                               6.40
42                          7                      595,814.55                                0.17
60                        2,670                  205,422,274.67                              57.60
120                         1                      12,131.15                                 0.00
Total                     5,283                 $356,662,273.02                             100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                               SECOND MORTGAGE RATIO
---------------------------------------------------------------------------------------------------------------------
(MONTHS)                MORTGAGE            STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
                          LOANS            DATE PRINCIPAL BALANCE ($)             DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0.00    -   0.00          4,395                 $331,239,287.67                              92.87
0.01    -   5.00            6                      35,365.05                                 0.01
5.01    -   10.00          125                    1,179,367.31                               0.33
10.01   -   15.00          115                    2,142,306.23                               0.60
15.01   -   20.00          213                    4,968,119.35                               1.39
20.01   -   25.00          121                    3,740,339.88                               1.05
25.01   -   30.00          85                     3,112,834.72                               0.87
30.01   -   35.00          87                     3,153,969.04                               0.88
35.01   -   40.00          48                     2,188,427.25                               0.61
40.01   -   45.00          34                     1,584,294.46                               0.44
45.01   -   50.00          13                      889,658.40                                0.25
50.01   -   55.00          17                      981,293.65                                0.28
55.01   -   60.00           7                      339,012.88                                0.10
60.01   -   65.00           8                      486,259.57                                0.14
65.01   -   70.00           1                      53,506.31                                 0.02
70.01   -   75.00           2                      156,935.04                                0.04
80.01   -   85.00           2                      102,954.89                                0.03
85.01   -   88.89           4                      308,341.32                                0.09
Total                     5,283                 $356,662,273.02                             100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             GROUP I COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 AMORTIZATION TYPE
---------------------------------------------------------------------------------------------------------------------
                       MORTGAGE              STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
                         LOANS              DATE PRINCIPAL BALANCE ($)             DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Level Pay                4,618                   $308,428,696.19                              86.48
Balloons                  665                     48,233,576.83                               13.52
Total                    5,283                   $356,662,273.02                             100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                        FICO
---------------------------------------------------------------------------------------------------------------------
                       MORTGAGE              STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
                         LOANS              DATE PRINCIPAL BALANCE ($)             DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
N/A                       75                      $3,047,773.72                               0.85
400     -   400            3                        45,697.77                                 0.01
401     -   425            6                        355,422.75                                0.10
426     -   450           12                        599,972.10                                0.17
451     -   475           95                       5,419,248.42                               1.52
476     -   500           265                     14,812,938.36                               4.15
501     -   525           618                     33,839,264.77                               9.49
526     -   550           952                     55,971,345.59                               15.69
551     -   575           707                     44,031,740.70                               12.35
576     -   600           531                     36,489,913.85                               10.23
601     -   625           604                     39,858,836.71                               11.18
626     -   650           521                     38,525,271.59                               10.80
651     -   675           374                     27,963,933.47                               7.84
676     -   700           170                     15,441,793.57                               4.33
701     -   725           115                     10,938,255.69                               3.07
726     -   750           100                     12,127,022.15                               3.40
751     -   775           76                       9,450,541.46                               2.65
776     -   800           59                       7,743,300.35                               2.17
Total                    5,283                   $356,662,273.02                             100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            GROUP II COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
-------------------------------------------------------- ----------------------------- ------------------------------
                                                                   COLLATERAL SUMMARY         RANGES (IF APPLICABLE)
-------------------------------------------------------- ----------------------------- ------------------------------
Total Number of Loans                                                           1,428
Total Outstanding Loan Balance                                        $162,990,391.46
Average Loan Principal Balance                                            $114,138.93      $10,000.00 to $639,430.18
WA Coupon                                                                      9.938%              6.650% to 16.250%
ARM Characteristics
        Margin                                                                  7.50%                1.50% to 12.10%
        First Periodic Cap                                                      1.90%                 1.00% to 7.50%
        Subsequent Periodic Cap                                                 1.00%
        Lifetime Cap                                                           16.90%               13.65% to 21.50%
        Lifetime Floor                                                         9.926%              6.650% to 14.500%
WA Original Term (mo.)                                                     359 Months               60 to 360 Months
WA Remaining Term (mo.)                                                    358 Months               58 to 360 Months
WA Original LTV                                                                81.55%               20.79% to 99.75%
WA FICO(1)                                                                        574                     407 to 809
Loan Type
        6 mo LI ARM                                                            14.30%
        2 yr Fixed, 6 mo LI ARM                                                85.70%
Property Type
       2/4 Family                                                               1.14%
       Condo                                                                    1.17%
       Manufactured                                                             0.83%
       PUD                                                                      9.39%
       Single Family                                                           86.77%
       Townhouse                                                                0.70%
Occupancy Status
        Primary Home                                                           98.24%
        Second Home                                                             0.28%
        Investment                                                              1.48%
-------------------------------------------------------- ----------------------------- ------------------------------
Geographic Distribution
                                                                    CA:        20.95%
other states account individually for less than                     TX:         8.28%
5% of pool balance                                                  OH:         6.13%
                                                                    MI:         5.88%
-------------------------------------------------------- --------------- ------------- -------------- ---------------

---------------
(1)  Excludes 9 Loans

---------------------------------------------------------------------------------------------------------------------
                                            GROUP II COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATe.
---------------------------------------------------------------------------------------------------------------------
                                  STATISTICAL CALCULATION DATE PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------------------------
($)                          MORTGAGE           STATISTICAL CALCULATION            % OF STATISTICAL CALCULATION
                               LOANS          DATE PRINCIPAL BALANCE ($)            DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
10,000.00   -   10,000.00        1                    $10,000.00                               0.01
10,000.01   -   15,000.00        2                     23,587.01                               0.01
15,000.01   -   20,000.00        6                    109,261.55                               0.07
20,000.01   -   25,000.00        7                    159,761.53                               0.10
25,000.01   -   30,000.00       19                    529,419.20                               0.32
30,000.01   -   35,000.00       22                    726,286.12                               0.45
35,000.01   -   40,000.00       23                    867,286.61                               0.53
40,000.01   -   45,000.00       40                   1,716,102.53                              1.05
45,000.01   -   50,000.00       52                   2,491,245.71                              1.53
50,000.01   -   55,000.00       39                   2,061,048.06                              1.26
55,000.01   -   60,000.00       63                   3,650,449.62                              2.24
60,000.01   -   65,000.00       61                   3,831,504.69                              2.35
65,000.01   -   70,000.00       52                   3,501,867.51                              2.15
70,000.01   -   75,000.00       65                   4,700,905.65                              2.88
75,000.01   -   80,000.00       77                   5,955,036.63                              3.65
80,000.01   -   85,000.00       46                   3,803,156.55                              2.33
85,000.01   -   90,000.00       55                   4,827,011.63                              2.96
90,000.01   -   95,000.00       51                   4,726,837.14                              2.90
95,000.01   -   100,000.00      45                   4,407,705.73                              2.70
100,000.01  -   105,000.00      57                   5,849,870.58                              3.59
105,000.01  -   110,000.00      54                   5,806,259.80                              3.56
110,000.01  -   115,000.00      45                   5,061,345.43                              3.11
115,000.01  -   120,000.00      41                   4,826,207.64                              2.96
120,000.01  -   125,000.00      28                   3,434,325.79                              2.11
125,000.01  -   130,000.00      38                   4,851,317.66                              2.98
130,000.01  -   135,000.00      39                   5,177,636.11                              3.18
135,000.01  -   140,000.00      37                   5,095,791.49                              3.13
140,000.01  -   145,000.00      29                   4,143,069.84                              2.54
145,000.01  -   150,000.00      30                   4,437,647.57                              2.72
150,000.01  -   200,000.00      156                  26,820,748.16                             16.46
200,000.01  -   250,000.00      85                   19,039,445.95                             11.68
250,000.01  -   300,000.00      36                   9,830,836.53                              6.03
300,000.01  -   350,000.00      13                   4,252,935.52                              2.61
350,000.01  -   400,000.00       3                   1,108,693.42                              0.68
400,000.01  -   450,000.00       6                   2,478,706.78                              1.52
450,000.01  -   500,000.00       2                    976,702.54                               0.60
500,000.01  -   550,000.00       2                   1,060,947.00                              0.65
600,000.01  -   639,430.18       1                    639,430.18                               0.39
Total                          1,428                $162,990,391.46                           100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            GROUP II COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     LOAN RATES
---------------------------------------------------------------------------------------------------------------------
(%)                        MORTGAGE           STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                            LOANS            DATE PRINCIPAL BALANCE ($)           DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
6.650    -   7.000            10                   $1,330,906.83                              0.82
7.001    -   7.500            25                    3,010,293.08                              1.85
7.501    -   8.000            83                   12,298,358.05                              7.55
8.001    -   8.500            98                   14,784,542.96                              9.07
8.501    -   9.000           143                   20,242,587.29                             12.42
9.001    -   9.500           128                   15,832,592.60                              9.71
9.501    -   10.000          244                   29,314,084.24                             17.99
10.001   -   10.500          141                   15,845,760.77                              9.72
10.501   -   11.000          184                   18,287,188.74                             11.22
11.001   -   11.500           96                    9,052,347.18                              5.55
11.501   -   12.000          121                   10,303,520.78                              6.32
12.001   -   12.500           55                    5,102,602.07                              3.13
12.501   -   13.000           61                    4,808,022.79                              2.95
13.001   -   13.500           22                    1,260,297.36                              0.77
13.501   -   14.000           13                    1,092,274.72                              0.67
14.001   -   14.500           3                      357,512.00                               0.22
16.001   -   16.250           1                      67,500.00                                0.04
Total                       1,428                 $162,990,391.46                            100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            GROUP II COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                          ORIGINAL TERM TO STATED MATURITY
---------------------------------------------------------------------------------------------------------------------
(MONTHS)              MORTGAGE              STATISTICAL CALCULATION                % OF STATISTICAL CALCULATION
                       LOANS               DATE PRINCIPAL BALANCE ($)              DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
60      -  60            1                         $24,847.21                                  0.02
61      -  120           3                         134,200.00                                  0.08
121     -  180           8                         493,384.36                                  0.30
181     -  240           4                         261,212.60                                  0.16
301     -  360         1,412                     162,076,747.29                               99.44
Total                  1,428                    $162,990,391.46                               100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                         REMAINING TERM TO STATED MATURITY
---------------------------------------------------------------------------------------------------------------------
(MONTHS)              MORTGAGE               STATISTICAL CALCULATION               % OF STATISTICAL CALCULATION
                        LOANS              DATE PRINCIPAL BALANCE ($)              DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
58      -  60             1                        $24,847.21                                  0.02
61      -  120            3                        134,200.00                                  0.08
121     -  180            8                        493,384.36                                  0.30
181     -  240            4                        261,212.60                                  0.16
301     -  360          1,412                    162,076,747.29                               99.44
Total                   1,428                    $162,990,391.46                              100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     SEASONING
---------------------------------------------------------------------------------------------------------------------
(MONTHS)              MORTGAGE               STATISTICAL CALCULATION               % OF STATISTICAL CALCULATION
                        LOANS              DATE PRINCIPAL BALANCE ($)              DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0     -  0               887                     $100,354,327.10                              61.57
1     -  1               346                      41,109,965.15                               25.22
2     -  2               179                      19,781,640.98                               12.14
3     -  3                7                        791,243.19                                  0.49
4     -  6                8                        850,073.04                                  0.52
7     -  7                1                        103,142.00                                  0.06
Total                   1,428                    $162,990,391.46                              100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            GROUP II COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     LOAN TYPE
---------------------------------------------------------------------------------------------------------------------
                           MORTGAGE          STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                            LOANS          DATE PRINCIPAL BALANCE ($)             DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
2/28 ARM (LIBOR)            1,209                $139,677,944.21                             85.70
6 MO LIBOR ARM               219                  23,312,447.25                              14.30
Total                       1,428                $162,990,391.46                            100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            ORIGINAL LOAN-TO-VALUE RATIO
---------------------------------------------------------------------------------------------------------------------
(%)                       MORTGAGE            STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                            LOANS            DATE PRINCIPAL BALANCE ($)            DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
20.79     -    25.00          3                     $296,287.31                               0.18
25.01     -    30.00          4                      173,287.41                               0.11
30.01     -    35.00          7                      374,078.53                               0.23
35.01     -    40.00          8                      654,366.86                               0.40
40.01     -    45.00         12                     1,149,670.22                              0.71
45.01     -    50.00         11                      584,770.78                               0.36
50.01     -    55.00         10                      589,267.56                               0.36
55.01     -    60.00         18                     1,478,210.37                              0.91
60.01     -    65.00         44                     4,678,993.65                              2.87
65.01     -    70.00         63                     5,871,321.32                              3.60
70.01     -    75.00         114                   12,389,161.80                              7.60
75.01     -    80.00         408                   47,627,423.75                              29.22
80.01     -    85.00         254                   28,848,887.60                              17.70
85.01     -    90.00         392                   50,424,463.22                              30.94
90.01     -    95.00         49                     5,269,146.02                              3.23
95.01     -    99.75         31                     2,581,055.06                              1.58
Total                       1,428                 $162,990,391.46                            100.00
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                            GROUP II COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the Statistical Calculation Date.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   OCCUPANCY TYPE
---------------------------------------------------------------------------------------------------------------------
                          MORTGAGE             STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                            LOANS            DATE PRINCIPAL BALANCE ($)            DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Primary Home                1,396                  $160,125,609.23                            98.24
Second Home                   5                      457,306.07                                0.28
Investment                   27                     2,407,476.16                               1.48
Total                       1,428                  $162,990,391.46                            100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    PROPERTY TYPE
---------------------------------------------------------------------------------------------------------------------
                          MORTGAGE             STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                            LOANS            DATE PRINCIPAL BALANCE ($)            DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
2/4 Family                   14                     $1,850,271.67                              1.14
Condo                        15                     1,907,300.03                               1.17
Manufactured                 17                     1,347,358.47                               0.83
PUD                          92                     15,311,506.59                              9.39
Single Family               1,279                  141,431,808.22                             86.77
Townhouse                    11                     1,142,146.48                               0.70
Total                       1,428                  $162,990,391.46                            100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            GROUP II COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                       STATES
---------------------------------------------------------------------------------------------------------------------
                           MORTGAGE            STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                            LOANS             DATE PRINCIPAL BALANCE ($)           DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Arizona                       54                    $5,327,021.07                              3.27
Arkansas                      6                       319,434.27                               0.20
California                   181                    34,142,536.21                             20.95
Colorado                      59                     7,742,082.80                              4.75
Connecticut                   13                     2,403,162.71                              1.47
Delaware                      2                       124,833.00                               0.08
Florida                       34                     3,311,284.15                              2.03
Georgia                       57                     6,832,081.42                              4.19
Idaho                         4                       507,691.20                               0.31
Illinois                      8                       981,324.71                               0.60
Indiana                       21                     1,780,995.04                              1.09
Iowa                          27                     1,571,911.28                              0.96
Kansas                        9                       849,115.71                               0.52
Kentucky                      17                     1,388,786.28                              0.85
Louisiana                     8                      1,020,494.75                              0.63
Maine                         8                       737,547.51                               0.45
Maryland                      11                     2,069,184.79                              1.27
Massachusetts                 14                     1,539,642.04                              0.94
Michigan                     103                     9,591,165.94                              5.88
Minnesota                     21                     1,967,504.87                              1.21
Mississippi                   14                     1,235,030.77                              0.76
Missouri                      41                     3,941,502.61                              2.42
Montana                       2                       218,788.10                               0.13
Nebraska                      2                       205,139.64                               0.13
Nevada                        5                       637,205.00                               0.39
New Hampshire                 1                       106,862.50                               0.07
New Jersey                    21                     3,435,296.00                              2.11
New Mexico                    36                     3,572,045.71                              2.19
New York                      27                     2,991,583.81                              1.84
North Carolina                74                     7,252,524.31                              4.45
North Dakota                  1                       78,216.85                                0.05
Ohio                         111                     9,996,829.32                              6.13
Oklahoma                      20                     1,868,117.99                              1.15
Oregon                        7                       901,145.40                               0.55
       Continued...
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            GROUP II COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 STATES (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                 MORTGAGE LOANS     STATISTICAL CALCULATION DATE     % OF STATISTICAL CALCULATION
                                                       PRINCIPAL BALANCE ($)          DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Pennsylvania                           38                  $2,725,247.62                         1.67
Rhode Island                            5                    437,258.36                          0.27
South Carolina                         29                   2,632,319.90                         1.62
Tennessee                              44                   4,152,935.50                         2.55
Texas                                  124                 13,492,053.35                         8.28
Utah                                   10                   1,332,096.62                         0.82
Vermont                                 4                    384,148.52                          0.24
Virginia                               23                   3,052,614.38                         1.87
Washington                             46                   6,871,534.59                         4.22
West Virginia                           7                    319,232.98                          0.20
Wisconsin                              76                   6,681,386.51                         4.10
Wyoming                                 3                    261,475.37                          0.16
Total                                 1,428               $162,990,391.46                       100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 DOCUMENTATION TYPE
---------------------------------------------------------------------------------------------------------------------
                                 MORTGAGE LOANS     STATISTICAL CALCULATION DATE     % OF STATISTICAL CALCULATION
                                                       PRINCIPAL BALANCE ($)          DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Full/Alt                              1,291               $144,931,642.89                        88.92
Limited                                49                   8,360,440.01                         5.13
Stated                                 88                   9,698,308.56                         5.95
Total                                 1,428               $162,990,391.46                       100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    CREDIT GRADE
---------------------------------------------------------------------------------------------------------------------
                                    MORTGAGE          STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
                                      LOANS          DATE PRINCIPAL BALANCE ($)       DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
A+                                     28                  $3,587,299.38                         2.20
A1                                     329                 42,626,410.20                         26.15
A2                                     469                 58,255,994.60                         35.74
B                                      273                 29,382,258.61                         18.03
C1                                     229                 20,759,577.80                         12.74
C2                                     99                   8,319,350.87                         5.10
D                                       1                    59,500.00                           0.04
Total                                 1,428               $162,990,391.46                       100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            GROUP II COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                       MARGIN
---------------------------------------------------------------------------------------------------------------------
(%)                           MORTGAGE          STATISTICAL CALCULATION            % OF STATISTICAL CALCULATION
                               LOANS           DATE PRINCIPAL BALANCE ($)          DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
1.500      -   1.500             1                     $72,250.00                              0.04
3.501      -   4.000             2                     192,763.47                              0.12
4.001      -   4.500             6                    1,030,208.50                             0.63
4.501      -   5.000             17                   2,460,851.02                             1.51
5.001      -   5.500             47                   6,481,022.20                             3.98
5.501      -   6.000            111                  15,930,620.12                             9.77
6.001      -   6.500            118                  16,230,710.25                             9.96
6.501      -   7.000            148                  20,705,766.15                            12.70
7.001      -   7.500            160                  19,942,395.06                            12.24
7.501      -   8.000            205                  23,747,503.38                            14.57
8.001      -   8.500            153                  15,996,593.42                             9.81
8.501      -   9.000            153                  14,632,321.26                             8.98
9.001      -   9.500            110                   9,780,367.76                             6.00
9.501      -   10.000            79                   6,426,447.43                             3.94
10.001     -   12.100           118                   9,360,571.44                             5.74
Total                          1,428                $162,990,391.46                           100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             NEXT RATE ADJUSTMENT DATE
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                               MORTGAGE          STATISTICAL CALCULATION            % OF STATISTICAL CALCULATION
                                LOANS           DATE PRINCIPAL BALANCE ($)          DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
December-01                      34                  $3,086,065.08                             1.89
January-02                       70                   7,468,743.89                             4.58
February-02                      65                   6,955,749.08                             4.27
March-02                         50                   5,801,889.20                             3.56
January-03                       2                     257,036.55                              0.16
March-03                         2                     190,672.24                              0.12
April-03                         6                     659,400.80                              0.40
May-03                           6                     714,743.19                              0.44
June-03                         145                  16,695,575.90                            10.24
July-03                         276                  33,641,221.26                            20.64
August-03                       434                  47,405,743.60                            29.08
September-03                    337                  40,037,050.67                            24.56
May-04                           1                     76,500.00                               0.05
Total                          1,428                $162,990,391.46                           100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            GROUP II COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------------------------------

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.

---------------------------------------------------------------------------------------------------------------------
                                                   LIFETIME FLOOR
---------------------------------------------------------------------------------------------------------------------
(%)                         MORTGAGE           STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                             LOANS            DATE PRINCIPAL BALANCE ($)           DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
6.650        - 7.000           10                   $1,330,906.83                              0.82
7.001        - 7.500           25                    3,010,293.08                              1.85
7.501        - 8.000           83                   12,298,358.05                              7.55
8.001        - 8.500           99                   14,864,232.89                              9.12
8.501        - 9.000          143                   20,242,587.29                             12.42
9.001        - 9.500          129                   16,077,514.30                              9.86
9.501        - 10.000         246                   29,450,099.96                             18.07
10.001       - 10.500         141                   15,868,356.64                              9.74
10.501       - 11.000         186                   18,404,882.51                             11.29
11.001       - 11.500          94                    8,720,050.19                              5.35
11.501       - 12.000         123                   10,462,830.35                              6.42
12.001       - 12.500          54                    5,000,316.27                              3.07
12.501       - 13.000          59                    4,690,329.02                              2.88
13.001       - 13.500          22                    1,260,297.36                              0.77
13.501       - 14.000          11                     951,824.72                               0.58
14.001       - 14.500          3                      357,512.00                               0.22
Total                        1,428                 $162,990,391.46                            100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    LIFETIME CAP
---------------------------------------------------------------------------------------------------------------------
(%)                         MORTGAGE           STATISTICAL CALCULATION             % OF STATISTICAL CALCULATION
                             LOANS            DATE PRINCIPAL BALANCE ($)           DATE POOL PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
13.650     -   14.000          11                   $1,484,801.38                              0.91
14.001     -   14.500          28                    3,422,185.31                              2.10
14.501     -   15.000          86                   12,609,397.01                              7.74
15.001     -   15.500          98                   14,769,090.17                              9.06
15.501     -   16.000         142                   20,021,183.88                             12.28
16.001     -   16.500         129                   15,961,096.06                              9.79
16.501     -   17.000         246                   29,471,260.64                             18.08
17.001     -   17.500         144                   16,214,561.04                              9.95
17.501     -   18.000         185                   18,325,610.07                             11.24
18.001     -   18.500          94                    8,925,343.02                              5.48
18.501     -   19.000         122                   10,420,059.91                              6.39
19.001     -   19.500          53                    4,593,213.05                              2.82
19.501     -   20.000          58                    4,607,348.24                              2.83
20.001     -   20.500          19                    1,034,372.08                              0.63
20.501     -   21.000          10                     773,357.60                               0.47
21.001     -   21.500          3                      357,512.00                               0.22
Total                        1,428                 $162,990,391.46                            100.00
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                             GROUP II COLLATERAL SUMMARY
----------------------------------------------------------------------------------------------------------------------

Collateral statistics for the ADJUSTABLE RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.
----------------------------------------------------------------------------------------------------------------------
                                               PREPAYMENT PENALTY TERM
----------------------------------------------------------------------------------------------------------------------
(MONTHS)              MORTGAGE                STATISTICAL CALCULATION               % OF STATISTICAL CALCULATION
                       LOANS                DATE PRINCIPAL BALANCE ($)               DATE POOL PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
0                       374                       $38,608,074.18                                23.69
1                        1                           71,331.68                                  0.04
12                       42                        5,894,872.41                                 3.62
24                      214                        25,168,374.45                                15.44
36                       92                        10,990,053.96                                6.74
48                       2                           97,953.92                                  0.06
60                      703                        82,159,730.86                                50.41
Total                  1,428                      $162,990,391.46                              100.00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                        FICO
----------------------------------------------------------------------------------------------------------------------
                      MORTGAGE               STATISTICAL CALCULATION                % OF STATISTICAL CALCULATION
                       LOANS                DATE PRINCIPAL BALANCE ($)              DATE POOL PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
N/A                      9                         $538,311.54                                  0.33
401     -  425           1                          209,190.83                                  0.13
426     -  450           7                          565,617.44                                  0.35
451     -  475           32                        2,965,477.97                                 1.82
476     -  500           81                        8,839,211.99                                 5.42
501     -  525          178                       17,762,813.41                                10.90
526     -  550          295                       33,920,829.53                                20.81
551     -  575          251                       29,335,589.52                                18.00
576     -  600          145                       16,489,512.89                                10.12
601     -  625          178                       20,131,096.45                                12.35
626     -  650          120                       15,125,673.35                                 9.28
651     -  675           70                        8,953,397.45                                 5.49
676     -  700           42                        5,988,877.50                                 3.67
701     -  725           11                        1,242,360.14                                 0.76
726     -  750           3                          379,716.61                                  0.23
751     -  775           2                          239,250.00                                  0.15
776     -  800           2                          151,964.63                                  0.09
801     -  809           1                          151,500.21                                  0.09
Total                  1,428                     $162,990,391.46                               100.00
----------------------------------------------------------------------------------------------------------------------